Exhibit 10.7



                                         As Amended through February 22, 2000





                             C&D TECHNOLOGIES, INC.

                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN

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                                TABLE OF CONTENTS
                                                             Page
                                                             ----

ARTICLE I - PURPOSE .....................................      1

ARTICLE II - DEFINITIONS ................................      1

ARTICLE III - ADMINISTRATION ............................      3

ARTICLE IV - SHARE AND OTHER LIMITATIONS ................      5

ARTICLE V - STOCK OPTIONS ...............................      7

ARTICLE VI - NON-EMPLOYEE DIRECTOR STOCK OPTIONS ........      9

ARTICLE VII - GRANT OF SHARES OF COMMON STOCK
  TO NON-EMPLOYEE DIRECTORS .............................     11

ARTICLE VIII - NON-TRANSFERABILITY AND TERMINATION OF
EMPLOYMENT/CONSULTANCY PROVISIONS .......................     12

ARTICLE IX - TERMINATION OR AMENDMENT OF PLAN ...........     13

ARTICLE X - UNFUNDED PLAN ...............................     13

ARTICLE XI - GENERAL PROVISIONS .........................     14

ARTICLE XII - EFFECTIVE DATE OF PLAN ....................     15

ARTICLE XIII - TERM OF PLAN .............................     15

ARTICLE XIV - NAME OF PLAN ..............................     16

                             C&D TECHNOLOGIES, INC.
                             1998 Stock Option Plan


                                   ARTICLE I.

                                     PURPOSE

         The purpose of the C&D Technologies, Inc. 1998 Stock Option Plan (the "Plan") is to enhance the profitability and value of C&D Technologies, Inc. (the "Company") and its Affiliates for the benefit of the Company's stockholders by enabling the Company to offer Eligible Employees and Consultants of the Company and its Affiliates, as well as Non-Employee Directors of the Company, Stock Options in the Company, and to offer Non-Employee Directors shares of Common Stock. The intent of such offering is to raise the level of stock ownership by Eligible Employees, Consultants and Non-Employee Directors in order to attract, retain and reward such individuals and strengthen the mutuality of interests between them and the Company's stockholders.

                                   ARTICLE II.

                                   DEFINITIONS

         For purposes of this Plan, the following terms shall have the following meanings:

         "Affiliate" shall mean (i) any Subsidiary; or (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates.

         "Board" shall mean the Board of Directors of the Company.

         "Cause" shall mean (i) if the Participant is a party to an employment agreement with the Company or an Affiliate, the grounds for termination for cause thereunder and (ii) in all other cases, whatever a court of competent jurisdiction would consider grounds for termination for cause under the circumstances.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, including the rules and regulations thereunder. Any reference to any section of the Code shall also be a reference to any successor provision.

         "Committee" shall mean a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a "non-employee director" as defined in Rule 16b-3 and an "outside director" as defined under Section 162(m) of the Code. To the extent that no Committee

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exists which has the  authority to  administer  this Plan,  the functions of the
Committee shall be exercised by the Board and the term "Committee" as used in this Plan shall refer to the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of awards, grants, interpretations or other actions of the Committee.

         "Common Stock" shall mean the common stock, $.01 par value, of the Company.

         "Company" shall mean C&D TECHNOLOGIES, INC., a Delaware corporation.

         "Consultant" shall mean any natural person who is an adviser or consultant to the Company or its Affiliates.

         "Disability" shall mean total and permanent  disability,  as defined in
Section 22(e)(3) of the Code.

         "Effective Date" shall mean the effective date of this Plan as defined in Article XII.

         "Eligible Employee" shall mean any employee of the Company or its Affiliates. Notwithstanding the foregoing, with respect to the grant of Incentive Stock Options, Eligible Employee shall mean any employee of the Company or any Subsidiary.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Extraordinary Transaction" shall have the meaning set forth in Section 4.2(d).

         "Fair Market Value," unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported on the principal national securities exchange on which it is then traded or the Nasdaq Stock Market or (ii) if not traded on any such national securities exchange or the Nasdaq Stock Market, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange, the Nasdaq Stock Market, or any automated quotation system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee.

         "Incentive Stock Option" shall mean any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Non-Employee Director" shall mean any director of the Company who is not an employee of the Company or any Affiliate.

         "Non-Qualified Stock Option" shall mean any Stock Option that is not an Incentive Stock Option.

         "Participant"   shall  mean  any  Eligible   Employee,   Consultant  or
Non-Employee Director to whom a Stock Option has been granted.

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         "Rule 16b-3" shall mean Rule 16b-3 under  Section 16(b) of the Exchange
Act as then in effect or any successor provisions.

         "Section   162(m)  of  the  Code"   shall   mean  the   exception   for
performance-based compensation under Section 162(m) of the Code.

         "Stock Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to Article V or granted to Non-Employee Directors pursuant to Article VI.

         "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation, as defined in Section 424(e) of the Code.

         "Termination of Consultancy" shall mean, with respect to a Consultant, that the Consultant is no longer acting as a Consultant to the Company and its Affiliates. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is a consultant of that entity and is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate.

         "Termination   of   Directorship"   shall  mean,   with  respect  to  a
Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company.

         "Termination of Employment" shall mean: (i) a termination of service of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

         "Transfer" or "Transferred" shall mean alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.


                                  ARTICLE III.

                                 ADMINISTRATION

         3.1. THE COMMITTEE. This Plan shall be administered and interpreted by the Committee. Subject to the other provisions of this Plan, the Committee shall have the authority to adopt, alter and repeal such administrative rules governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as the Committee shall, from time to time, deem advisable; to construe and interpret this Plan and any Stock Option granted hereunder (and any agreements relating thereto). The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3

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and Section  162(m) of the Code.  The  Committee may adopt rules for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. To the extent applicable, this Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code and shall be limited, construed and interpreted in a manner so as to comply therewith. The Board, its directors, the Committee, its members and any person to whom authority is delegated pursuant to this Section 3.1 shall not be liable for any action or determination made in good faith with respect to this Plan.

         3.2. AWARDS. The Committee shall have full authority to grant Stock Options to Eligible Employees and Consultants and to otherwise administer this Plan. In particular, the Committee shall have the authority:

         (a) to select Eligible Employees and Consultants to whom Stock Options may from time to time be granted hereunder;

         (b) to determine the number of shares of Common Stock to be covered by each Stock Option granted to an Eligible Employee or Consultant, and the terms and conditions of the Stock Option (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine in its sole discretion);

         (c) to modify or extend a Stock Option, subject to Section 9.1 herein; and

         (d) to offer to buy out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made;

provided, however, that subsequent to its grant, except with respect to adjustments under Section 4.2 of this Plan, no Stock Option shall be repriced, regranted or amended so as to effect a decrease in the exercise price of the Stock Option without approval of the Company's stockholders.

         3.3. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Board or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and its Affiliates and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

         3.4. RELIANCE ON COUNSEL. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel. The Company, the Board or the Committee may also engage consultants or agents with regard to this Plan. Expenses incurred in the engagement of any such counsel, consultant or agent shall be paid by the Company.

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         3.5.  PROCEDURES.  If the  Committee  is  appointed,  the  Board  shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company shall be fully as effective as if it had been made by a vote at a meeting duly called and held.

                                   ARTICLE IV.

                           SHARE AND OTHER LIMITATIONS

         4.1.     SHARES.

         (a) The aggregate number of shares of Common Stock which may be issued and with respect to which Stock Options may be granted under this Plan shall not exceed 1,500,000 shares (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Stock Option expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Option shall again be available under this Plan. In addition, in determining the number of shares of Common Stock available under the Plan other than for the granting of Incentive Stock Options, if Common Stock has been exchanged by a Participant as full or partial payment to the Company in connection with the exercise of a Stock Option, the number of shares of Common Stock exchanged as payment in connection with the exercise shall again be available under this Plan.

         (b) The maximum number of shares of Common Stock with respect to which Stock Options may be granted under this Plan during any calendar year of the Company to each Eligible Employee shall be 200,000 shares (subject to any increase or decrease pursuant to Section 4.2). To the extent that shares of Common Stock for which Stock Options are permitted to be granted to a Participant pursuant to Section 4.1(b) during a calendar year of the Company are not covered by a grant of a Stock Option in the Company's calendar year, such shares of Common Stock shall be available for grant or issuance to the Participant in any subsequent calendar year during the term of this Plan.

         4.2.     CHANGES.

         (a) The existence of this Plan and the shares of Common Stock and Stock Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

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         (b) In the event of any change in the capital  structure or business of the Company by reason of any stock dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of the Company's assets or business, or any similar change affecting the Company's capital structure or business, and if the Committee determines an adjustment is appropriate under this Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted. Any such adjustment shall be consistent with such change and be made in a manner that the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change. Any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all
Participants   and   employees   and   their   respective   heirs,    executors,
administrators, successors and assigns.

         (c) Fractional shares of Common Stock resulting from any adjustment in Stock Options pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Stock Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

         (d) In the event of (i) a merger or consolidation in which the Company is not the surviving entity or in which the Company is the surviving entity but the holders of the Common Stock outstanding immediately prior to the consummation of the transaction are not the holders of a majority of the Common Stock outstanding immediately subsequent to the transaction, or (ii) in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Extraordinary Transactions"), then in any such event the Committee may, in its sole discretion, terminate all outstanding Stock Options, effective as of the date of the Extraordinary Transaction by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Extraordinary Transaction; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Extraordinary Transaction, each such Participant shall have the right to exercise in full all of his or her Stock Options that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Extraordinary Transaction; provided, further, that, if the Extraordinary Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Extraordinary Transaction occurs, to the extent the Committee does not terminate the outstanding Stock Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

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

                                   ARTICLE V.

                                  STOCK OPTIONS

         5.1. STOCK OPTIONS. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code, or (ii) a Non-Qualified Stock Option.

         5.2. GRANTS. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Employee of an Affiliate (other than a Subsidiary), a Non-Employee Director or a Consultant shall be a Non-Qualified Stock Option.

         5.3. TERMS OF STOCK OPTIONS. Stock Options shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

         (a) The exercise price per share of Common Stock subject to a Stock Option granted under this Article V shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price per share shall be no less than 110% of the Fair Market Value of the Common Stock.

         (b) The term of each Stock Option shall be fixed by the Committee but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five years.

         (c) Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part, based on such factors, if any, as the Committee shall determine in its sole discretion. Notwithstanding anything to the contrary under Article VIII, unless the Committee shall specify otherwise, a Stock Option shall become fully (100%) exercisable upon the Termination of Employment or the Termination of Consultancy for reasons of death, disability or retirement. The Committee shall, in its sole discretion, determine whether or not disability or retirement has occurred. Notwithstanding the foregoing, the Committee at any time may in its sole discretion limit the number of Stock Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section

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162(m) of the Code (or any similar or successor  provision),  provided  that the
Committee may not postpone the earliest date on which Stock Options can be exercised beyond the last day of the stated term of such Stock Options.

         (d) Subject to whatever installment exercise and waiting period provisions apply under Section 5.3(c), Stock Options may be exercised in whole or in part at any time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order payable to the order of Company; (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable (which may include payment in full or part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or the surrender of vested Stock Options owned by the Participant). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

         (e) To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee's employment by the Company, a Subsidiary or a parent corporation (within the meaning of Section 424(e) of the Code) terminates more than three months prior to the date of exercise (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

         (f) Subject to the terms and conditions of this Plan, a Stock Option shall be evidenced by such form of agreement or grant as is approved by the Committee and the Committee may modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).

         (g) Stock Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate including, without limitation, permitting reload grants of Stock Options upon exercise of Stock Options such that the same number of Stock Options are granted as the number of shares used to pay for the exercise price of Stock Options or shares used to pay withholding taxes with respect to Stock Options exercised ("Reloads"). With respect to Reloads, the exercise price of the new Stock

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

Option shall be the Fair Market Value on the date of the Reload and the term of the Stock Option shall be the same as the remaining term of the Stock Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

         (h) With respect to Stock Options granted to certain Participants designated by the Committee based upon the nature of their duties or exposure to confidential and proprietary information, as a condition to such grant, the Committee may require that the Participant enter into an agreement not to compete with the Company during the terms of the Participant's employment and for a period of time thereafter, and the Committee shall have the authority to suspend, cancel or terminate such Participant's Stock Option or require the Participant to return, or (if not received) to forfeit, to the Company the economic value of the Stock Options granted that the Participant has realized or obtained as a result of the Participant's exercise by reason of a violation of such agreement not to compete, as shall be provided in the respective Stock Option agreements.

                                   ARTICLE VI.

                       NON-EMPLOYEE DIRECTOR STOCK OPTIONS

         6.1. STOCK OPTIONS. The terms of this Article VI shall apply only to Stock Options granted to Non-Employee Directors.

         6.2. GRANTS. On the date of the Annual Meeting of Stockholders of the Company held in 1998, and on the date of the Annual Meeting of Stockholders of the Company in each year thereafter while shares of Common Stock remain available for the grant of Stock Options hereunder, each Non-Employee Director shall be automatically granted Stock Options to purchase 2,000 shares of Common Stock. A Non-Employee Director who is first elected or appointed to the Board after the Annual Meeting of Stockholders in any year shall upon such election or appointment automatically be granted a pro rata portion of the Stock Options referred to in the preceding sentence, based upon the portion of the period between Annual Meetings of Stockholders that such Non-Employee Director is expected to serve in such capacity.

         6.3.  NON-QUALIFIED STOCK OPTIONS. Stock  Options  granted  under  this
Article VI shall be Non-Qualified Stock Options.

         6.4. TERMS OF OPTIONS. Stock Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

         (a) The exercise price per share of Common Stock subject to a Stock Option granted pursuant to Section 6.2 shall be equal to 100% of the Fair Market Value of Common Stock at the time of grant.

         (b) Stock Options granted under this Article VI shall be exercisable immediately upon grant.

         (c) A Non-Employee Director electing to exercise one or more Stock Options shall give written notice of exercise to the Company specifying the number of shares to be purchased.

Common Stock purchased pursuant to the exercise of a Stock Option shall be paid for as provided in Section 5.3(d). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.

         (d) Except as otherwise provided herein, if not previously exercised each Stock Option shall expire upon the tenth anniversary of the date of the grant thereof.

         (e) Stock Options granted to a Non-Employee Director under this Article VI shall be subject to Section 4.2.

         6.5. TERMINATION OF DIRECTORSHIP. The following rules apply with regard
to  Stock  Options   granted  under  this  Article  VI  upon  a  Termination  of
Directorship:

         (a) Except as otherwise provided herein, upon a Termination of Directorship on account of death or Disability, all then outstanding Stock Options shall remain exercisable by the Participant (or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law) at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option.

         (b) Except as otherwise provided herein, upon a Termination of Directorship on account of retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in
(c) below, all then outstanding Stock Options shall remain exercisable at any time within a period of one year from the date of such Termination of Directorship, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (c) Upon removal, failure to stand for reelection or failure to be renominated for any reason that would constitute grounds for removal of a director for cause under Delaware law, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified removal for cause during his or her directorship, all outstanding Stock Options of such Participant shall immediately terminate and shall be null and void.

                                  ARTICLE VII.

                         GRANT OF SHARES OF COMMON STOCK
                            TO NON-EMPLOYEE DIRECTORS


         7.1.  STOCK GRANTS.

         (a) On the date of the Annual Meeting of Stockholders of the Company held in 1998, each Non-Employee Director shall be automatically granted shares of Common Stock having a Fair Market Value on such date of $12,000. Alternatively, at the election of a Non-Employee Director made in writing to the Chief Financial Officer of the Company within 30 days prior to the date of grant, the Non-Employee Director may choose to receive a combination of (i) a number of shares of Common Stock having a Fair Market Value equal to the excess of $12,000 over the amount of cash referred to in clause (ii) of this sentence, and (ii) an amount of cash sufficient for such Non-Employee Director to pay the federal, state and local income taxes he or she may reasonably be expected to owe as a result of the receipt of such shares of Common Stock (as determined by the Committee).

         (b) (i) Subject to clause (ii) below, on the date of the Annual Meeting of Stockholders of the Company held in 2000, and in each year thereafter in which shares of Common Stock remain available for grant hereunder, each Non-Employee Director shall be automatically granted shares of Common Stock having a Fair Market Value on such date of $18,000; except that a Non-Employee Director serving as Chairman of the Board shall automatically be granted shares of Common Stock having a Fair Market Value on such date of $60,000. The Board of Directors shall also conduct an annual review of the compensation of the Non-Employee Director serving as Chairman of the Board and the other Non-Employee Directors and, as a result of such review, may grant additional shares of Common Stock having a Fair Market Value on the date of grant determined by the Board of Directors but which may not exceed 1.25 times their current compensation for the respective annual period. Any such grant shall be made by the Board of Directors based on the time and effort spent by the Chairman of the Board and the Non-Employee Directors in performing their duties and such other factors as the Board may consider relevant.

             (ii) Notwithstanding clause (i) above, at the election of a Non-Employee Director made in writing to the Chief Financial Officer of the Company prior to the grant, the Non-Employee Director may choose to receive a combination of (x) a number of shares of Common Stock having a Fair Market Value equal to 2/3 of the Fair Market Value determined pursuant to clause (i), and (y) an amount of cash equal to 1/3 of the Fair Market Value determined pursuant to clause (i).

         (c) Any Non-Employee Director who is first elected or appointed to the Board after the grant of shares of Common Stock hereunder in any year, shall upon such election or appointment be automatically granted a pro rata portion of the shares of Common Stock or cash referred to in the preceding sentence, based upon the portion of the period between Annual Meetings of Stockholders that such Non-Employee Director is expected to serve in such capacity.

         (d) The Committee hereby approves each election to receive cash or stock hereunder.

         7.2. RESTRICTIONS. Shares of Common Stock granted hereunder shall not be subject to any restrictions under this Plan except as provided in Article XI.


                                  ARTICLE VIII.

                     NON-TRANSFERABILITY AND TERMINATION OF
                        EMPLOYMENT/CONSULTANCY PROVISIONS

         8.1. NON-TRANSFERABILITY OF STOCK OPTIONS. Except as otherwise provided in this Section 8.1, no Stock Option shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to Transfer any Stock Option shall be void, and no such Stock Option shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Stock Option, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant that a Non-Qualified Stock Option granted pursuant to Article V or
Article VI that is otherwise not transferable pursuant to this Article VIII is transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

         8.2. TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. The following rules apply with regard to Stock Options upon the Termination of Employment or Termination of Consultancy of a Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant (or his estate in the event of death) are reduced, thereafter:

         (a) If a Participant's Termination of Employment or Termination of Consultancy is by reason of his death, any Stock Option held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time within a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (b) If a Participant's Termination of Employment or Termination of Consultancy is by reason of his Disability or retirement, any Stock Option held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant, at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, to the extent to which it was exercisable at the time of death, for a period of one year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

         (c) If a Participant's Termination of Employment or Termination of Consultancy is by the Company without cause, any Stock Option held by such Participant may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of 90 days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

         (d) If a Participant's Termination of Employment or Termination of Consultancy is (i) for cause, or (ii) a voluntary termination on the part of the Participant, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, unless otherwise permitted by the Committee in its discretion.

                                   ARTICLE IX.

                        TERMINATION OR AMENDMENT OF PLAN

         9.1. TERMINATION OR AMENDMENT. Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in this Article IX), or suspend or terminate it entirely, retroactively or otherwise; provided, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Stock Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant; and provided further, that without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3, Section 162(m) of the Code, (with respect to Incentive Stock Options) Section 422 of the Code or the rules of the New York Stock Exchange, no amendment may be made which would: (a) increase the aggregate number of shares of Common Stock that may be issued under this Plan;
(b) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b); (c) change the classification of employees and Consultants eligible to receive Awards under this Plan; (d) decrease the minimum exercise price of any Stock Option under Section 5.3(a); (e) extend the maximum option term under Section 5.3(b); or (f) reprice, regrant or amend so as to effect a decrease in the exercise price of any Stock Option after its initial grant date under Section 3.2.

         The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

                                   ARTICLE X.

                                  UNFUNDED PLAN

         10.1. UNFUNDED STATUS OF PLAN. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                   ARTICLE XI.

                               GENERAL PROVISIONS

         11.1. LEGEND. All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee or the Board, as applicable, may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee or the Board, as applicable, may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         11.2. OTHER PLANS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         11.3. NO RIGHT TO EMPLOYMENT/CONSULTANCY/DIRECTORSHIP. Neither this Plan nor the grant of any Stock Options hereunder shall give any Participant or other employee or Consultant any right with respect to continuance of employment or consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Stock Options or shares of Common Stock hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

         11.4. WITHHOLDING OF TAXES. The Company shall deduct from any payment to be made to a Participant, or shall otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of any Federal, state or local taxes required by law to be withheld; and such withholding is hereby approved by the Committee.

         11.5. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         11.6. CONSTRUCTION. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; provided, however, that noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of a Stock Option under this Plan.

         11.7. OTHER BENEFITS. No Stock Option under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries or affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

         11.8. COSTS.  The   Company  shall  bear  all  expenses   included   in
administering this Plan, including expenses of issuing shares of Common Stock pursuant to this Plan or any Stock Options granted hereunder.

         11.9. NO RIGHT TO SAME BENEFITS. The provisions of Stock Options need not be the same with respect to each Participant, and such Stock Options to individual Participants need not be the same in subsequent years.

         11.10. DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant's Stock Option to supply the Company with written notice of the Participant's death or Disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of a Stock Option. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

         11.11. SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

         11.12. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.


                                  ARTICLE XII.

                             EFFECTIVE DATE OF PLAN

         This Plan has been adopted by the Board effective as of June 30, 1998 (the "Effective Date") and was approved by the stockholders of the Company on that date. This Plan, as amended and restated, has been adopted by the Board effective as of February 22, 2000, subject to and conditioned upon the approval of the Plan, as amended and restated with respect to the additional 900,000 shares authorized under the Plan and the modifications to Article VII, by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware and any applicable exchange requirements.


                                  ARTICLE XIII.

                                  TERM OF PLAN

         No Stock Option shall be granted pursuant to this Plan on or after the tenth anniversary of the Effective Date, but Stock Options granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XIV.

                                  NAME OF PLAN

         This Plan shall be known as the C&D Technologies, Inc. 1998 Stock Option Plan.